UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2026

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)     On May 20, 2026, the shareholders of Investar Holding Corporation (the “Company”) approved the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan (the “Plan”) at the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The purpose of the Plan is to motivate high levels of performance and align the interests of the Company’s employees and directors with those of its stockholders by giving them the perspective of an owner with an equity stake in the Company and providing a means for recognizing their contributions to the success of the Company.

The compensation committee of the Company’s board of directors will administer the Plan and has authority to make awards under the Plan and to set the terms of the awards. The compensation committee will also generally have the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for the proper administration of the Plan.

The types of awards that may be granted under the Plan include non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, and for officers and employees only, incentive stock options under Section 422 of the Internal Revenue Code. The Plan authorizes the issuance of up to 1,800,000 shares of common stock. No participant may be granted in any single year awards that relate to more than 100,000 shares of the Company’s common stock, although non-employee directors may not be granted in any single year awards that relate to more than 30,000 shares of the Company’s common stock.

The Plan may be amended or discontinued at any time by the Company’s board of directors, subject to the requirement that certain amendments may not be made without shareholder approval. No amendment or discontinuance of the Plan may materially impair an award previously granted without the consent of the recipient. Unless terminated sooner, no awards may be granted under the Plan after May 19, 2036.

For further information regarding the Plan, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2026. The information included herein relating to the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2026 Annual Meeting of Investar Holding Corporation, held on May 20, 2026, five proposals were submitted to a vote of security holders. Of the 13,744,225 shares of the Company’s common stock outstanding as of the record date, 9,748,740 shares were represented at the Annual Meeting.

Proposal No. 1: Election of 13 Directors

Each of the director nominees listed below was elected to serve as a member of the Company’s board of directors, each to serve a one-year term. The shareholders’ voting results are set forth below.

Nominee	For	Withhold	Broker Non-Votes
John J. D’Angelo	7,383,259	50,314	2,315,167
James F. Dunkerley	7,410,805	22,768	2,315,167
David A. Flack, M.D.	7,378,532	55,041	2,315,167
Scott G. Ginn	7,319,624	113,949	2,315,167
William H. Hidalgo, Sr.	7,283,315	150,258	2,315,167
Rose J. Hudson	7,357,462	76,111	2,315,167
Gordon H. Joffrion, III	7,348,793	84,780	2,315,167
Robert Chris Jordan	7,315,051	118,522	2,315,167
Julio A. Melara	7,322,755	110,818	2,315,167
Suzanne O. Middleton	7,338,076	95,497	2,315,167
Andrew C. Nelson, M.D.	7,167,563	266,010	2,315,167
Frank L. Walker	7,350,266	83,307	2,315,167
James E. Yegge, M.D.	7,322,324	111,249	2,315,167

Proposal No. 2: Ratification of the Appointment of BDO USA, P.C. as the Company’s Independent Registered Public Accounting Firm for the 2026 Fiscal Year

The proposal to ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the 2026 fiscal year was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain
9,715,205	223	33,312

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain	Broker Non-Votes
7,321,191	42,699	69,683	2,315,167

Proposal No. 4: Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, conducting future advisory votes on the compensation of the Company’s named executive officers annually. The shareholders’ voting results are set forth below.

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
6,964,284	93,701	311,861	63,727	2,315,167

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year until the next shareholder advisory vote on the frequency of future advisory votes on executive compensation, which vote is expected to be held in six years at the Company’s 2032 Annual Meeting.

Proposal No. 5: Approval of the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan

The shareholders approved the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan. The shareholders’ voting results are set forth below.

For	Against	Abstain	Broker Non-Votes
5,740,224	1,353,778	339,571	2,315,167

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: May 22, 2026	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer